Exhibit 10.5

Schedule of Omitted Documents

The following promissory notes have not been filed as exhibits to this Form 8-K pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.2 to this Form 8-K.

1. Revolving Note executed by CHP Partners, LP in favor of Truist Bank in the original principal amount of $35,416,667, dated December 7, 2023.

2. Revolving Note executed by CHP Partners, LP in favor of Credit Agricole Corporate and Investment Bank in the original principal amount of $35,416,667, dated December 7, 2023.

3. Revolving Note executed by CHP Partners, LP in favor of Manufacturers and Traders Trust Company in the original principal amount of $35,416,667, dated December 7, 2023.

4. Revolving Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $20,833,332, dated December 7, 2023.

5. Revolving Note executed by CHP Partners, LP in favor of Cadence Bank in the original principal amount of $16,666,667, dated December 7, 2023.

6. Revolving Note executed by CHP Partners, LP in favor of Fifth Third, National Association in the original principal amount of $13,541,667, dated December 7, 2023.

7. Revolving Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $12,500,000, dated December 7, 2023.

8. Revolving Note executed by CHP Partners, LP in favor of First Horizon Bank in the original principal amount of $10,416,667, dated December 7, 2023.

9. Revolving Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $10,416,667, dated December 7, 2023.

10. Revolving Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $10,416,667, dated December 7, 2023.

The following promissory notes have not been filed as exhibits to this Form 8-K pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.3 to this Form 8-K.

1. Term Note executed by CHP Partners, LP in favor of Truist Bank in the original principal amount of $49,583,333, dated December 7, 2023.

2. Term Note executed by CHP Partners, LP in favor of Credit Agricole Corporate and Investment Bank in the original principal amount of $49,583,333, dated December 7, 2023.

3. Term Note executed by CHP Partners, LP in favor of Manufacturers and Traders Trust Company in the original principal amount of $49,583,333, dated December 7, 2023.

4. Term Note executed by CHP Partners, LP in favor of Capital One, National Association in the original principal amount of $29,166,668, dated December 7, 2023.

5. Term Note executed by CHP Partners, LP in favor of Cadence Bank in the original principal amount of $23,333,333, dated December 7, 2023.

6. Term Note executed by CHP Partners, LP in favor of Fifth Third, National Association in the original principal amount of $18,958,333, dated December 7, 2023.

7. Term Note executed by CHP Partners, LP in favor of First Financial Bank in the original principal amount of $17,500,000, dated December 7, 2023.

8. Term Note executed by CHP Partners, LP in favor of First Horizon Bank in the original principal amount of $14,583,333, dated December 7, 2023.

9. Term Note executed by CHP Partners, LP in favor of Eastern Bank in the original principal amount of $14,583,333, dated December 7, 2023.

10. Term Note executed by CHP Partners, LP in favor of Synovus Bank in the original principal amount of $14,583,333, dated December 7, 2023.